UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                 FORM 8-K
                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 9, 2005

                                HIA, Inc.
          (Exact name of registrant as specified in its charter)

                   Commission file number 000-24445

               Colorado                                 16-1028783
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)

         1105 W 122nd Avenue				  80234
        Westminster, CO 80234
(Address of principal executive offices)	       (Zip Code)
				(303) 350-3282
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CRF 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01. Regulation FD Disclosure

On December 9, 2005, HIA, Inc. mailed a letter to its shareholders regarding HIA's plans to effect a going private transaction through a 1 for 45,000 reverse stock split and the payment of cash in lieu of fractional shares at the rate of $0.60 per pre split share. The shareholder letter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

       (c) Exhibits

             99.1  Letter to shareholders of HIA, Inc. dated December 9, 2005


______________________________________________________________________________
                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

					HIA, Inc.
				       (Registrant)

					/s/Alan C. Bergold
					   Alan C. Bergold
					Title:  President

                		          Date: December 9, 2005

______________________________________________________________________________

                                EXHIBIT INDEX

Exhibit Number

  99.1			Letter to shareholders of HIA, Inc. dated December 9,
			2005